Exhibit 99.2
Sun River Operating, Inc.
(Formerly PC Operating Texas, Inc.)
Financial Statements
July 31, 2010

Sun River Operating, Inc.
(Formerly PC Operating Texas, Inc.)

Report of Independent Registered Public Accounting Firm
To the Board of Directors of
Sun River Operating, Inc.
(Formerly PC Operating Texas, Inc.)
Dallas, Texas
We have audited the accompanying balance sheet of Sun River Operating, Inc. (formerly PC Operating Texas, Inc.) (the “Company”) as of July 31, 2010, and the related statements of operations, stockholders’ equity, and cash flows for the period from June 22, 2010 (inception) through July 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sun River Operating, Inc. (formerly PC Operating Texas, Inc.) as of July 31, 2010, and the results of its operations and its cash flows for the period from June 22, 2010 (inception) through July 31, 2010 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 5 to the financial statements, the Company’s losses from operations, and its need for additional financing in order to fund its projected loss in 2011 raise substantial doubt about its ability to continue as a going concern. The 2010 financial statements do not include any adjustments that might result from the outcome of this uncertainty.
/s/ LBB & Associates Ltd., LLP
LBB & Associates Ltd., LLP
Houston, Texas
October 15, 2010

SUN RIVER OPERATING, INC.
( FORMERLY PC OPERATING TEXAS, INC.)
Balance Sheet
July 31, 2010

ASSETS

Current Assets:

Cash	$188

Total current assets	188

Property and equipment, net	145,994

Total Assets	$146,182

LIABILITIES & STOCKHOLDERS’ EQUITY

Liabilities:

Accounts payable & accrued expenses	$18,974
Related party advances	28,339

Total liabilities	47,313

Stockholders’ Equity:

Common stock, $0.01 par value, 1,000 shares authorized, issued and outstanding as of July 31, 2010	10
Additional paid-in capital	145,984
Accumulated deficit	(47,125)

Total stockholders’ equity	98,869

Total Liabilities & Stockholders’ Equity	$146,182

See accompanying notes to financial statements

SUN RIVER OPERATING, INC.
(FORMERLY PC OPERATING, INC.)
Statement of Operations
For the period from Inception (June 22, 2010) to July 31, 2010

Income:	$—

Total income	—

Operating expenses:

Salaries & wages	35,857
General & administrative	11,268

Total operating expenses	47,125

Net (loss)	$(47,125)

See accompanying notes to financial statements

Statement of Cash Flows
For the period from Inception (June 22, 2010) to July 31, 2010

Cash Flow From Operating Activities

Net (loss)	$(47,125)

Change in:
Accounts payable	18,974

Net cash used by operating activities	(28,151)

Cash Flow From Investing Activities

Capital expenditures	—

Net cash used by investing activities	—

Cash Flow From Financing Activities

Proceeds from shareholder advances	28,339

Net cash provided by financing activities	28,339

Net change in cash	188
Cash at Beginning of Period	—

Cash at End of Period	$188

NON-CASH INVESTING AND FINANCING ACTIVITIES
Contributed property and equipment	$145,994

See accompanying notes to financial statements

SUN RIVER OPERATING, INC.
(FORMERLY PC OPERATING, INC.)
Statement of Stockholders’ Equity
For the period from Inception (June 22, 2010) to July 31, 2010

			Additional		Total
	Common Stock		Paid-In	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Equity
Balance, June 22, 2010	—	$—	$—	$—	$—

Issuance of common stock to founders for contributed property	1,000	10	145,984	—	145,994

Net (loss)	—	—	—	(47,125)	(47,125)

Balance, July 31, 2010	1,000	$10	$145,984	$(47,125)	$98,869

See accompanying notes to financial statements

SUN RIVER OPERATING, INC.
(FORMERLY PC OPERATING TEXAS, INC.)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (JUNE 22, 2010) TO JULY 31, 2010
NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(A) Organization
Sun River Operating, Inc. (Formerly PC Operating Texas, Inc.) (the “Company” or “Sun River Operating”) was incorporated under the laws of the State of Texas on June 22, 2010 to provide management services to development stage oil and gas companies. The Company has adopted an April 30 year end for financial reporting purposes.
Its activities include developing the business plan, acquiring technology and raising capital.
(B) Use of Estimates
In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.
(C) Cash and Cash Equivalents
For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. At July 31, 2010, the Company did not have any balances that exceeded FDIC insurance limits.
(D) Property and Equipment
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed by applying the straight-line method over the estimated useful lives which are generally five years.
(E) Long-Lived Assets
The Company evaluates the carrying value and recoverability of its long-lived assets when circumstances warrant such evaluation by applying the provisions of the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) No. 360-35, “Property, Plant and Equipment, Subsequent Measurement.” FASB ASC No. 360-35 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.
(F) Fair Value of Financial Instruments
The carrying amounts of the Company’s accounts payable, accrued expenses and notes payable - related party approximate fair value due to the relatively short period to maturity for these instruments.
(G) Loss Per Share
Basic and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by ASC No. 260, “Earnings Per Share.”

SUN RIVER OPERATING, INC.
(FORMERLY PC OPERATING TEXAS, INC.)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (JUNE 22, 2010) TO JULY 31, 2010
NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(H) Income Taxes
The Company accounts for income taxes under ASC No. 740-10-25. Under ASC No. 740-10-25, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740-10-25, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
As of July 31, 2010, the Company has a net operating loss carryforward of approximately $47,000 available to offset future taxable income through 2030. The valuation allowance at July 31, 2010 was approximately $16,000.
(I) Recent Accounting Pronouncements
The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its results of operations, financial position, or cash flows.
NOTE 2 PROPERTY AND EQUIPMENT
Property and equipment consists of the following at July 31, 2010:

2010
Computer equipment	$102,952
Furniture and fixtures	43,042

Total property and equipment	$145,994

Depreciation expense for the period from inception (June 22, 2010) to July 31, 2010 was deemed immaterial by management and none was recorded.
NOTE 3 STOCKHOLDERS’ EQUITY
In July 2010, the Company issued a total of 1,000 shares of common stock to two founders for contributed property valued at $145,994, using a historical cost basis.
NOTE 4 RELATED PARTY TRANSACTIONS
On July 31, 2010, two related parties loaned a total of $28,339 to the Company for initial start-up costs. The loans are unsecured, carry an interest rate of 0.61% per annum and mature on June 30, 2013. As of July 31, 2010, no accrued interest was recorded.
In July 2010, the Company’s founders contributed property and equipment valued at $145,994 to the Company.
NOTE 5 GOING CONCERN
As reflected in the accompanying financial statements, the Company has no operations, a net loss of $47,125 from inception, and had negative working capital of $47,125. The negative working capital and limited operations raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.
Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

SUN RIVER OPERATING, INC.
(FORMERLY PC OPERATING TEXAS, INC.)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (JUNE 22, 2010) TO JULY 31, 2010
NOTE 6 SUBSEQUENT EVENTS
On August 3, 2010, the Company’s two founding shareholders, Messrs. Donal R. Schmidt, Jr. and Thimothy Wafford sold all of their respective shares of common stock in the Company to Sun River Energy, Inc. (“Sun River”) pursuant to the terms of a Share Purchase Agreement among Sun River, Donal R. Schmidt Jr. and Thimothy Wafford. In connection with the acquisition of PC Operating, Sun River issued a total of 250,000 shares of its restricted common stock, to each of Messrs. Schmidt and Wafford.
Subsequently, Sun River changed the name of PC Operating to Sun River Operating, Inc. Sun River Operating, Inc. is a full service oil and gas operating company located in Dallas, Texas. It owns office equipment, software, furniture and personal property that allow it to conduct operations in multiple geographic areas. In addition, it employees a staff of two attorneys, a CPA, two accountants, a land technician, a geologist and two petroleum engineers.